UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2007

EDUCATE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50952	37-1465722
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Fleet Street, Baltimore, Maryland	21202
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (410) 843-8000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Results of Operations and Financial Condition

Item 2.02.	Results of Operations and Financial Condition

On February 26, 2007, Educate, Inc. (“Educate”) issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2006. A copy of Educate’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits.

99.1	Educate, Inc. Press Release dated February 26, 2007 announcing results for the fourth quarter and year ended December 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDUCATE, INC.

/s/ Kevin Shaffer
Name:	Kevin Shaffer
Title:	Chief Financial Officer

Date: February 26, 2007

INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 99.1	Press Release dated February 26, 2007